UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2006

AMERICAN BANK NOTE HOLOGRAPHICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14227	13-3317668
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2 Applegate Drive, Robbinsville, NJ	08691
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (609) 632-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02               Results of Operations and Financial Condition

On August 11, 2006, American Bank Note Holographics, Inc., announced its results of operations for the quarter and six months ended June 30, 2006.  A copy of the press release issued by American Bank Note Holographics, Inc. relating thereto is furnished herewith as Exhibit 99.1

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

99.1             Press Release issued by American Bank Note Holographics, Inc., dated August 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BANK NOTE HOLOGRAPHICS, INC.

Date: August 11, 2006	By:	/s/ KENNETH H. TRAUB
Kenneth H. Traub
President and Chief Executive Officer